SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 18, 2005
                        (Date of earliest event reported)

                           Farmers & Merchants Bancorp
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         000 - 26099                                    94-3327828
         -----------                                    ----------
   (Commission File Number)                   (IRS Employer Identification No.)


                  111 West Pine Street, Lodi, California 95240
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2300
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 2.02 Results of Operations and Financial Condition

     On April 18, 2005, Farmers & Merchants Bancorp issued a press release concerning financial results for the first quarter of 2005, a copy of which is included as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

     Attached as Exhibit 99.2 - Press release dated April 18, 2005 announcing the Company's 5% common stock dividend payable May 12, 2005 to shareholders of record as of April 21, 2005.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1 Press release concerning financial results for the first quarter of 2005.
99.2 Press release announcing the Company's 5% common stock dividend.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FARMERS & MERCHANTS BANCORP



                                      By /s/ Stephen W. Haley

                                         Stephen W. Haley
                                         Executive Vice President
                                         & Chief Financial Officer


Date:  April 18, 2005